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                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                         STRATEGIC PARTNERS ANNUITY ONE
                            STRATEGIC PARTNERS PLUS

                      Supplement, dated September 22, 2003
                                       To
                         Prospectus, dated May 1, 2003

In the Summary section, and Sections 1 and 2 of the May 1, 2003 prospectus, we refer to a minimum interest rate of 3% with respect to the one-year fixed interest rate option. That minimum interest rate continues to apply to contracts with applications signed before September 22, 2003, and will continue with respect to investments in the dollar cost averaging fixed rate option. As permitted by a recent change to New York insurance law, we will guarantee a minimum interest rate of 1.5% annually with respect to investments in the one-year fixed interest rate option within contracts with applications signed on or after September 22, 2003.